Income Taxes (Details 1) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Deferred tax assets
Allowance for doubtful accounts	$ 3,248,050	$ 2,972,087
Accrued claims charges	1,139,526	611,363
Impairment loss of long-lived assets	393,673	393,673
Net operating loss carryforward in China	477,887	145,641
Net operating loss carryforward in the U.S.	39,662	62,852
Valuation allowance	(5,298,798)	(4,185,616)
Total net deferred tax assets